UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2017

Item 1. Schedule of Investments. – The schedule of investments for the period ended January 31, 2017, is filed herewith.

Avenue Income Credit Strategies Fund

SCHEDULE OF INVESTMENTS

January 31, 2017 (Unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 99.9%
Aerospace & Defense — 0.8%
Accudyne Industries Borrower / Accudyne Industries LLC	7.75%	12/15/2020	(a)	$1,914	$1,626,900
Chemicals — 8.7%
Hexion, Inc.:
	6.63%	4/15/2020		5,177	4,827,552
	10.00%	4/15/2020		5,586	5,662,807
	10.38%	2/1/2022	(a)	112	114,240
Platform Specialty Products Corp.	10.38%	5/1/2021	(a)	1,000	1,110,000
Tronox Finance LLC:
	6.38%	8/15/2020		3,210	3,085,613
	7.50%	3/15/2022	(a)	3,050	2,973,750
					17,773,962
Containers & Packaging — 3.3%
BWAY Holding Co.	9.13%	8/15/2021	(a)	4,501	4,838,575
Flex Acquisition Co, Inc.	6.88%	1/15/2025	(a)	1,770	1,799,426
					6,638,001
Diversified Telecommunication Services — 11.1%
CSC Holdings LLC	5.25%	6/1/2024		1,260	1,266,300
Frontier Communications Corp.:
	10.50%	9/15/2022		181	188,581
	11.00%	9/15/2025		8,433	8,527,871
Intelsat Jackson Holdings SA:
	7.25%	4/1/2019		5,000	4,296,875
	8.00%	2/15/2024	(a)	3,250	3,371,875
	9.50%	9/30/2022	(a)	4,450	5,028,500
					22,680,002
Energy Equipment & Services — 4.9%
Transocean, Inc.	9.00%	7/15/2023	(a)	9,400	10,005,125

Health Care Providers & Services — 3.3%
Team Health Holdings, Inc.	6.38%	2/1/2025	(a)	1,760	1,729,200
Tenet Healthcare Corp.:
	6.75%	6/15/2023		4,000	3,780,000
	7.50%	1/1/2022	(a)	1,035	1,110,038
					6,619,238
Household Durables — 4.0%
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)	1,353	1,231,230
	7.25%	10/15/2020	(a)	1,164	1,125,937
	8.00%	11/1/2019	(a)	213	176,790
	9.13%	11/15/2020	(a)	7,000	5,705,000
					8,238,957
Independent Power and Renewable Electricity Producers — 7.8%
Dynegy, Inc.:
	7.63%	11/1/2024		15,011	14,297,977
	8.00%	1/15/2025	(a)	1,710	1,641,600
					15,939,577
IT Services — 2.1%
First Data Corp.	7.00%	12/1/2023	(a)	4,000	4,242,000

Marine — 2.4%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.	8.13%	11/15/2021	(a)	1,544	1,401,180
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.:
	7.38%	1/15/2022	(a)	3,711	2,544,354
	8.13%	2/15/2019		1,179	915,199
					4,860,733

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

Media — 11.0%
Altice Finco SA	7.50%	5/15/2026	(a)		$10,427	$11,000,485
Altice Luxembourg SA:
	6.25%	2/15/2025	(a)	EUR	100	113,294
	7.63%	2/15/2025	(a)		$1,540	1,628,550
	7.75%	5/15/2022	(a)		2,030	2,154,337
Altice US Finance II Corp.	7.75%	7/15/2025	(a)		3,601	3,983,606
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020			3,500	3,508,750
						22,389,022
Metals & Mining — 4.3%
Alcoa Nederland Holding BV	7.00%	9/30/2026	(a)		2,500	2,737,500
Constellium NV	7.88%	4/1/2021	(a)		5,625	6,039,844
						8,777,344
Oil, Gas & Consumable Fuels — 20.9%
California Resources Corp.	8.00%	12/15/2022	(a)		2,500	2,225,000
Denbury Resources, Inc.:
	5.50%	5/1/2022			1,765	1,513,488
	6.38%	8/15/2021			255	233,325
	9.00%	5/15/2021	(a)		6,091	6,654,417
EP Energy LLC / Everest Acquisition Finance, Inc.:
	6.38%	6/15/2023			1,966	1,710,420
	7.75%	9/1/2022			30	27,000
	8.00%	11/29/2024	(a)		3,160	3,412,800
	9.38%	5/1/2020			13,058	13,058,000
Halcon Resources Corp.	8.63%	2/1/2020	(a)		4,086	4,269,870
Oasis Petroleum, Inc.	6.88%	3/15/2022			3,452	3,538,300
US Shale Solutions, Inc.:
	0.00%	6/30/2018	(b)		276	69,000
	10.00%	9/15/2018	(a) (b)		237	78,140
	12.00%	9/15/2019	(a) (b)		575	5,556
Whiting Petroleum Corp.	5.00%	3/15/2019			5,533	5,629,828
						42,425,144
Pharmaceuticals — 7.6%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc.	6.00%	2/1/2025	(a)		3,073	2,500,654
Valeant Pharmaceuticals International, Inc.:
	5.63%	12/1/2021	(a)		2,000	1,580,000
	5.88%	5/15/2023	(a)		13,348	10,161,165
	6.13%	4/15/2025	(a)		1,500	1,123,125
						15,364,944
Specialty Retail — 3.2%
Argos Merger Sub, Inc.	7.13%	3/15/2023	(a)		1,813	1,781,273
The Men’s Wearhouse, Inc.	7.00%	7/1/2022			5,092	4,773,750
						6,555,023
Technology Hardware, Storage & Peripherals — 4.5%
Western Digital Corp.:
	7.38%	4/1/2023	(a)		2,908	3,198,800
	10.50%	4/1/2024	(a)		5,000	5,887,500
						9,086,300
TOTAL CORPORATE BONDS & NOTES (Cost $191,465,267)						203,222,272

SENIOR LOANS — 34.3% (c)
Auto Components — 1.5%
Chassix Holdings Inc. Exit Term Loan	12.00%	7/29/2019	(b)		2,964	2,963,511

Chemicals — 2.2%
Solenis International, LP USD 2nd Lien Term Loan	7.75%	7/31/2022			4,633	4,568,803

Communications Equipment — 4.3%
Avaya Inc. DIP Term Loan	8.50%	1/23/2018			1,600	1,645,552
Avaya Inc. Term Loan B7	6.28%	5/29/2020	(d)		8,659	7,162,744
						8,808,296

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Containers & Packaging — 2.2%
Mauser US Corporate, LLC 2nd Lien Term Loan	8.75%	7/31/2022		$4,481	$4,481,000

Electric Utilities — 0.3%
La Paloma Generating Co. LLC 2nd Lien Term Loan	9.25%	2/20/2020	(b) (d) (e)	4,000	560,000

Energy Equipment & Services — 4.6%
Seadrill Partners Finco LLC Term Loan	4.00%	2/21/2021		12,701	9,351,084

Hotels, Restaurants & Leisure — 2.7%
Caesars Entertainment Resort Properties, LLC Term Loan B	7.00%	10/11/2020		5,486	5,532,875

Media — 6.4%
Endemol (AP NMT Acquisition) 2nd Lien Term Loan	10.00%	8/13/2022		3,399	2,736,195
Endemol (AP NMT Acquisition) USD 1st Lien Term Loan	6.75%	8/13/2021		3,040	2,750,520
iHeartCommunications, Inc. Term Loan D	7.53%	1/30/2019		9,180	7,602,233
					13,088,948
Oil, Gas & Consumable Fuels — 5.7%
Bennu Oil & Gas LLC Replacement Loans PIK	9.75%	11/1/2018	(b) (d) (e)	5,526	—
California Resources Corp. Second Out Term Loan	11.38%	12/31/2021		5,330	5,992,999
Chesapeake Energy Corp. Term Loan	8.50%	8/23/2021		5,000	5,466,650
Connacher Oil & Gas Ltd. Term Loan B PIK	9.00%	5/23/2018	(b) (d) (e)	181	36,184
Southern Pacific Resource Corp. 1st Lien Term Loan	14.25%	3/31/2019	(b) (d) (e)	1,519	—
					11,495,833
Specialty Retail — 1.9%
Toys R Us Delaware, Inc. Term Loan B4	9.75%	4/24/2020		4,750	3,909,250

Trading Companies & Distributors — 2.5%
Neff Rental LLC 2nd Lien Term Loan	7.54%	6/9/2021		5,040	5,021,243
TOTAL SENIOR LOANS (Cost $79,347,894)					69,780,843

CONVERTIBLE BONDS — 1.0%
Oil, Gas & Consumable Fuels — 0.0% (f)
Connacher Oil and Gas Ltd.	12.00%	8/31/2018	(a) (b) (d) (e)	201	40,160

Thrifts & Mortgage Finance — 1.0%
MGIC Investment Corp.	9.00%	4/1/2063	(a)	1,625	2,087,110
TOTAL CONVERTIBLE BONDS (Cost $2,042,692)					2,127,270

MUNICIPAL BONDS — 0.5%
Puerto Rico — 0.5%
Commonwealth of Puerto Rico	8.00%	7/1/2035	(d) (e)	1,300	923,000
TOTAL MUNICIPAL BONDS (Cost $1,223,673)					923,000

				Shares
EQUITY — 3.1%
Auto Components — 3.1%
Chassix Holdings, Inc. (b)				224,629	6,233,455

Oil, Gas & Consumable Fuels — 0.0% (f)
Aspire Holdings, LLC (b)				1,964,773	—
Connacher Oil and Gas Ltd. (b)				133,652	—
US Shale Solutions, LLC (b)				2,984	—
					—
TOTAL EQUITY (Cost $9,057,180)					6,233,455

See Accompanying Notes to Schedule of Investments.

	Shares	Value
WARRANTS — 0.1%
Auto Components — 0.1%
Chassix Holdings, Inc. Call Expires 7/29/2020 (b)	19,932	$173,209
TOTAL WARRANTS (Cost $153,676)		173,209
TOTAL LONG-TERM INVESTMENTS — 138.9% (Cost $283,290,382)		282,460,049

	Principal Amount (000)
SHORT-TERM INVESTMENTS — 6.7%

REPURCHASE AGREEMENT — 6.7%
State Street Repurchase Agreement, dated 1/31/2017, due 2/1/2017 at 0.01%, collateralized by $13,640,000 U.S Treasury Bonds, 2.25% due 7/31/2021 valued at $13,854,189 (repurchase proceeds $13,579,804)	$13,580	13,579,800
TOTAL SHORT-TERM INVESTMENTS — 6.7% (Cost $13,579,800)		13,579,800
TOTAL INVESTMENTS — 145.6% (Cost $296,870,182)		296,039,849

	Shares

EQUITY SOLD SHORT — (0.7)%
Energy Equipment & Services — (0.5)%
Transocean Ltd.	(65,000)	(908,050)

Specialty Retail — (0.2)%
Tailored Brands, Inc.	(22,500)	(478,125)
TOTAL EQUITY SOLD SHORT —(0.7)% (Proceeds $961,687)		(1,386,175)
TOTAL SECURITIES SOLD SHORT —(0.7)% (Proceeds $961,687)		(1,386,175)
OTHER ASSETS & LIABILITIES — (44.9)%		(91,278,347)
NET ASSETS — 100.0%		$203,375,327

Percentages are calculated as a percentage of net assets as of January 31, 2017.

(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b) For fair value measurement disclosure purposes, security is categorized as Level 3.

(c) Interest rates on Senior Loans may be fixed or may float periodically.  On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate.  The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders.  Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(d) Defaulted security.  Issuer in bankruptcy.

(e) Non-income producing.

(f) Amount shown represents less than 0.05% of net assets.

DIP - Debtor In Possession

PIK - Payment in Kind

See Accompanying Notes to Schedule of Investments.

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	111.4%	$226,518,188
Luxembourg	14.4	29,220,816
Netherlands	5.7	11,526,559
Switzerland	4.9	10,005,125
Norway	4.6	9,351,084
Greece	2.4	4,860,733
Germany	2.2	4,481,000
Canada	0.0	76,344
Total Investments	145.6%	$296,039,849
Switzerland (securities sold short)	(0.5)%	$(908,050)
United States (securities sold short)	(0.2)	(478,125)
Total Securities Sold Short	(0.7)%	$(1,386,175)

The geographic allocation is based on where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be.  Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Sell:
4/20/2017	EUR	106,704	$115,599	$114,456	$(1,143)	State Street Bank and Trust Co.
TOTAL					$(1,143)

EUR - Euro Currency

See Accompanying Notes to Schedule of Investments.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments

January 31, 2017 (unaudited)

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the Schedule of Investments

SECURITY VALUATION — Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. stock exchange, including shares of exchange-traded funds, are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Forward foreign currency contracts are valued using quoted foreign exchange rates as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time) on the days the NYSE is open for business. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. For those issuers who are not paying in full, interest is recognized only if amounts are reasonably estimable and (considered to be) collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2017 (unaudited)

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately presented.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Schedule of Investments. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

Currently, the Fund executes all foreign currency contracts through State Street. Due to the Fund’s custodial contract with State Street, the Fund is able to avoid certain transaction fees and collateral requirements normally incurred with executing foreign currency contracts with third party brokers. It is the Fund’s policy that execution is done through an automated system with transparency as to other market participants and is monitored for best execution purposes.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2017 (unaudited)

securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — An over the counter (“OTC”) credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. Certain types of credit default swaps are exchange-listed and subject to clearing. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a defined adverse credit event with respect to the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index, among other factors, can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2017 for which the fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2017 (unaudited)

spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation. The Fund segregates assets in the form of cash or liquid securities (i) in an amount equal to the notional amount of the credit default swaps of which it is the seller and; (ii) in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. Central clearing is designed to reduce counterparty risk compared to uncleared swaps because central clearing interposes the CCP as the counterparty to each participant’s swap, but it does not eliminate those risks completely. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as Premium paid or received, net for OTC swap contracts, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At January 31, 2017, the Fund had no outstanding unfunded loan commitments.

3. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives.

Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts. The derivatives are not accounted for as hedging instruments.

At January 31, 2017, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at January 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Forward foreign currency contracts	$—	$(1,143)

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2017 (unaudited)

4. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, noncontrolling minority interest in Avenue Capital Group. During the period, the Fund acquired securities in transactions with unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

5. Unrealized Appreciation/(Depreciation)

The cost and unrealized appreciation (depreciation) of investments in securities of the Fund at January 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost of securities held long	$296,870,182

Gross unrealized appreciation	$20,239,693
Gross unrealized (depreciation)	(21,070,026)
Net unrealized (depreciation) of investments in securities held long	$(830,333)
Net unrealized (depreciation) on short sales	(424,488)
Net unrealized (depreciation) on securities	$(1,254,821)

6. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

• Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended January 31, 2017 sought to maximize the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2017 (unaudited)

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include brokerdealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of January 31, 2017. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds & Notes	$—	$203,069,576	$152,696	203,222,272
Senior Loans	—	66,221,148	3,559,695	69,780,843
Convertible Bonds	—	2,087,110	40,160	2,127,270
Municipal Bonds	—	923,000	—	923,000
Equity	—	—	6,233,455	6,233,455
Warrants	—	—	173,209	173,209
Repurchase Agreements	—	13,579,800	—	13,579,800
Total Asset Position	$—	$285,880,634	$10,159,215	$296,039,849

Investments in a Liability Position
Securities Sold Short	(1,386,175)	—	—	(1,386,175)

Other Financial Instruments
Forward Foreign Currency Contracts *	—	(1,143)	—	(1,143)
Total Liability Position	$(1,386,175)	$(1,143)	$—	$(1,387,318)

* Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation (depreciation) of the instrument.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (concluded)

January 31, 2017 (unaudited)

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At January 31, 2017	Valuation Technique	Unobservable Input	Range

Corporate Bonds & Notes	$152,696	Third-Party Vendor	Vendor quotes	$1.50 - $33.50
Senior Loans	$3,559,695	Third-Party Vendor	Vendor quotes	$20.00 - $100.00
Convertible Bonds	$40,160	Third-Party Vendor	Vendor quotes	$20.00
Equity	$6,233,455	Third-Party Vendor	Vendor quotes	$27.75
Warrants	$173,209	Black Scholes Option Pricing Model	Implied Volatility	38%

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by the Committee.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Investments in Convertible Bonds	Investments in Corporate Bonds and Notes	Investments in Warrants	Investments in Equity	Total
Beginning as of October 31, 2016	$4,229,742	$40,160	$497,774	$191,746	$6,177,298	$11,136,720
Cost of purchases	—	—	112,794	—	—	112,794
Proceeds from sales	(7,484)	—	—	—	—	(7,484)
Transfers to Level 3	—	—	—	—	—	—
Transfers from Level 3	—	—	—	—	—	—
Accrued discount (premium)	(89)	—	12,228	—	—	12,139
Realized gains/(losses)	(79)	—	—	—	—	(79)
Change in net unrealized appreciation (depreciation)	(662,395)	—	(470,100)	(18,537)	56,157	(1,094,875)
Balance as of January 31, 2017	$3,559,695	$40,160	$152,696	$173,209	$6,233,455	$10,159,215
Change in net unrealized appreciation (depreciation) on investments still held as of January 31, 2017	$(662,395)	$—	$(470,100)	$(18,537)	$56,157	$(1,094,875)

During the period ended January 31, 2017, there were no transfers between investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	March 31, 2017

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	March 31, 2017

By	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 31, 2017